SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        Date of report: NOVEMBER 19, 2001
                        (Date of earliest event reported)



                           MILITARY RESALE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                                    NEW YORK
                 (State or other jurisdiction of incorporation)


    0-26463                                                   11-2665282
 (Commission File No.)                                     (I.R.S. Employer
                                                          Identification No.)


                              2180 EXECUTIVE CIRCLE
                        COLORADO SPRINGS, COLORADO 80906
               (Address of principal executive offices; zip code)

                                 (719) 391-4564
              (Registrant's telephone number, including area code)


                           BACTROL TECHNOLOGIES, INC.

          (Former name or former address, if changed since last report)

  ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Previous independent accountants

                  (i) In connection with the acquisition by Bactrol Technologies, Inc., a New York corporation, of 98.2% of the outstanding capital stock of Military Resale Group, Inc., a Maryland corporation ("MRG Maryland") on November 15, 2001, in which MRG Maryland was considered the acquirer for financial reporting purposes, the Registrant dismissed Puritz & Weintraub, LLP as its independent accountants in favor of the independent accountants of MRG Maryland.

                  (ii) The report of Puritz & Weintraub, LLP for the Registrant's fiscal years ended December 31, 1999 and 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. However, the report contained an explanatory fourth paragraph regarding going concern contingencies.

                  (iii) The Registrant's Board of Directors participated and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through November 19, 2001, there have been no disagreements with Puritz & Weintraub, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of Puritz & Weintraub, LLP would have caused them to make reference thereto in their report on the financial statements for such year.

                  (v) The Registrant has requested that Puritz & Weintraub, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 hereto.

         (b)      New independent accountants

                  (i) The Registrant engaged Michael Johnson & Co., LLC as its new independent accountants as of November 19, 2001. During the Registrant's two most recent fiscal years and through November 19, 2001, the Registrant has not consulted with Michael Johnson & Co., LLC concerning (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304 (a) (1) (iv)).


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


ITEM 7         FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (c)   EXHIBITS.

               The Registrant hereby furnishes the following exhibit:

               16       Letter from Puritz & Weintraub, LLP, former accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MILITARY RESALE GROUP, INC.


Date:  February 28, 2002                 By: /s/ ETHAN D. HOKIT
                                             -----------------------------------
                                             Ethan D. Hokit
                                             President



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